METROPOLITAN WEST FUNDS

Supplement dated August 15, 2023 to the

Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

dated July 29, 2023, as supplemented

For current and prospective investors in the Metropolitan West Unconstrained Bond Fund (the “Fund”):

Effective August 15, 2023, Steven J. Purdy will be added to the portfolio management team of the Fund.

Therefore, effective August 15, 2023, the disclosure under the heading “Metropolitan West Unconstrained Bond Fund — Portfolio Managers” on page 73 of the Prospectus is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA	12 Years	Founding Partner and Generalist Portfolio Manager
Laird Landmann	12 Years	Founding Partner and Generalist Portfolio Manager
Steven J. Purdy	Since August 2023	Managing Director
Bryan T. Whalen, CFA	12 Years	Generalist Portfolio Manager

In addition, effective August 15, 2023, disclosure relating to Mr. Purdy under the heading “Management of the Funds — Portfolio Managers” on page 115 of the Prospectus is deleted in its entirety and replaced with the following:

Steven J. Purdy

Managing Director of the Adviser, has been with the Adviser since March 2016. Mr. Purdy manages the Corporate Bond Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Opportunistic High Income Credit Fund and the Unconstrained Bond Fund.

In addition, effective August 15, 2023, the disclosure relating to Mr. Purdy under the heading “PORTFOLIO MANAGERS — Other Accounts Managed” on page 76 of the SAI is deleted in its entirety and replaced with the following:

Steven J. Purdy*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$ 57	0	$ 0
Other Pooled Investment Vehicles:	12	$ 4,955	7	$ 3,009
Other Accounts:	18	$ 5,165	0	$ 0

* Information for Mr. Purdy is provided as of July 31, 2023.

In addition, effective August 15, 2023, the disclosure relating to the Fund under the heading “PORTFOLIO MANAGERS — Ownership of Securities” on page 79 of the SAI is deleted in its entirety and replaced with the following:

Dollar Range of Fund Shares Beneficially Owned
Unconstrained Bond Fund
Stephen Kane	Over $1,000,000
Laird Landmann	None
Steven J. Purdy*	None
Bryan T. Whalen	None

* Information for Mr. Purdy is provided as of July 31, 2023.

Please retain this Supplement with your Prospectus and SAI for future reference.